Provisions	12 Months Ended
Dec. 31, 2023
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Provisions

Note 19. Provisions

Accounting policy

A provision is recognized if, as a result of a past event, we have a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation.

The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the reporting date.

The IFRS IC was asked to consider the method for calculating obligations relating to defined benefit plans in which the attribution of benefit is determined by an employee’s presence within the Group at the time he/she retires and whose benefits are capped at a certain length of service. In its decision, the IFRS IC concluded that no benefit is earned if the employee leaves before reaching retirement age and that the obligation must only be recognized over the final years of the employee’s career. As a result, the Company revised its actuarial calculation method to ensure its compliance with the interpretation from the IFRS IC. As each additional year of service generates an additional benefit, and that there is no cap on the amount of benefits, this revision did not impact significantly our financial statements.

Provisions for retirement and other benefits

Our defined benefit obligations, and their cost, are determined using the projected unit credit method.

The method consists in measuring the obligation based on a projected end-of-career salary and vested rights at the measurement date.

Actuarial assumptions used to determine the benefit obligations are specific to each country and each benefit plan. The discount rate used is the yield at the reporting date on AA credit-rated bonds with maturity dates that approximate the expected payments for our obligations.

Actuarial gains or losses are recognized in the statement of comprehensive loss for the year in which they occur.

Other long-term employee benefits

Our net obligation for long-term employee benefits other than retirement plans is equal to the value of employees’ future benefits vested in exchange for services rendered in the current and prior periods. The benefits are discounted and the fair value of any plan assets is deducted.

The obligation is measured using the projected unit credit method. The discount rate is the same as the one used for the provisions for retirement and other benefits. Actuarial gains or losses are recognized in profit or loss for the year in which they occur.

Termination benefits

Termination benefits are recognized as a liability and expense at the earlier of the following dates:

•
When the entity can no longer withdraw the offer of those benefits; and
•
When the entity recognizes costs for a restructuring that is within the scope of IAS 37 Provisions and involves the payment of termination benefits.

Details of provisions

	As of January 1, 2022		Additions	Amounts used during the period	Reversals	OCI	As of December 31, 2022
	$ in thousands
Pension	4,073	-	555	-	-	(2,238)	2,390
Employee litigation and severance	508	-	-	(169)	(73)	(33)	234
Commercial litigation	77	-	-	-	-	(4)	72
Other provision for charges	287				(97)	(18)	171
Total	4,944	-	555	(169)	(171)	(2,293)	2,867
Non-current provisions	4,073	-	555	-	-	(2,238)	2,390
Current provisions	871	-	-	(169)	(171)	(55)	477

	As of January 1, 2023	Additions	Amounts used during the period	Reversals	OCI	As of December 31, 2023
	$ in thousands
Pension	2,390	327	-	-	(517)	2,200
Employee litigation and severance	234	-	-	-	8	242
Commercial litigation	72	503	-	-	13	588
Provision for tax litigation	-	615	-	-	13	628
Other provision for charges	171	102	-	-	8	281
Total	2,867	1,547	-	-	(473)	3,940
Non-current provisions	2,390	327	-	-	(517)	2,200
Current provisions	477	1,219	-	-	44	1,740

During the year ended December 31, 2023, additions mainly relate to commercial litigation for $0.5 million with a law office, a provision on research tax credits for 2015 and 2016 of $0.6 million as a result of the Court of Appeal's ruling on research tax credits for 2017 and 2018, and $0.3 million of service and interest costs related to pensions. Over the same period, a reduction of $0.5 million in provisions was recorded against OCI, including $0.5 million relating to the revision of actuarial assumptions used to calculate our pension obligations, mainly turnover assumptions which had a $0.6 million effect.

During the year ended December 31, 2022, additions mainly relate to pension service cost of the period for $0.6 million. The amounts used and reversed during the period mainly relate to (i) the settlement of employee litigation for $0.2 million and (ii) the settlement of a commercial litigation for $0.1 million.Over the same period, a reduction of $2.3 million in provisions was recorded against OCI, including $1.9 million relating to the revision of actuarial assumptions used to calculate our pension obligations (mainly discount rate for $1.3 million and salary increases rate for $0.4 million) and a translation adjustment effect of $0.4 million.

Commitments for compensation payable to employees upon their retirement

France

In France, pension funds are generally financed by employer and employee contributions and are accounted for as defined contribution plans, with the employer contributions recognized as expense as incurred. There are no actuarial liabilities in connection with these plans. Expenses recorded in profit and loss in the years ended December 31, 2023, 2022 and 2021 amounted to $0.3 million, $0.6 million and $0.6 million respectively.

French law also requires payment of a lump sum retirement indemnity to employees based on years of service and annual compensation at retirement. Benefits do not vest prior to retirement. We are paying this defined benefit plan. It is calculated as the present value of estimated future benefits to be paid, applying the projected unit credit method whereby each period of service is seen as giving rise to an additional unit of benefit entitlement, each unit being measured separately to build up the final.

The estimation of the retirement indemnity payable to employees is based on the compensation table provided for in the collective bargaining agreement applicable to Cellectis S.A., based on the employer initiative. Compensation is calculated as follows: 1/4 month's salary per year of seniority up to 10 years and 1/3 month's salary per year of seniority after 10 years.

As part of the estimation of our obligations, the following assumptions were used for all categories of employees:

	2021	2022	2023
% social security contributions	45.00%	45.00%	47.13%
Salary increases	3.50%	2.50%	2.50%
Discount rate	1.13%	3.72%	3.53%
Terms of retirement	Based on the employer initiative
Retirement age	65 years old	65 years old	66 years old

The discount rates are based on the market yield at the end of the reporting period on high quality corporate bonds.

A 0.5% increase of the discount rate would result in a $0.1 million decrease of the net defined benefit liability, whereas a 0.5% decrease of the discount rate would result in a $0.1 million increase of the net defined benefit liability.

The salary increases rate is based on an estimate of the rate that will be applied by the Company over the average term of the commitments, taking into account the Company's current salary policy as defined by the Compensation Committee.

A 0.5% increase of the salary increase rate would result in a $0.1 million increase of the net defined benefit liability, whereas a 0.5% decrease of the salary increase rate would result in a $0.1 million decrease of the net defined benefit liability.

The following table shows reconciliation from the opening balances to the closing balances for net defined benefit liability and its components.

$ in thousands
As of January 1, 2021	(4,010)
Current service cost	(602)
Interest cost	(26)
Benefit paid	-
Actuarial gains and losses	231
Reclassification/CTA	334
As of December 31, 2021	(4,073)
Current service cost	(512)
Interest cost	(43)
Benefit paid	-
Actuarial gains and losses	2,227
Reclassification/CTA	11
As of December 31, 2022	(2,390)
Current service cost	(237)
Interest cost	(90)
Benefit paid
Actuarial gains and losses	597
Reclassification/CTA	(80)
As of December 31, 2023	(2,200)

United States of America

There is no defined benefit plan for Cellectis S.A.’s subsidiaries located in the United States.